JULIUS BAER FUNDS

Julius Baer International Equity Fund II

Supplement dated October 17, 2005 to the
Prospectus dated May 4, 2005

The Investment Minimums table on page 14 of the Prospectus is replaced with the following table.

Investment Minimums
	Class A		Class I♦

Type of Investment	Initial Investment	Additional Investment	Initial Investment

Regular account	$2,500	$1,000	$1,000,000*

Individual Retirement Account (IRA)
	$100	No minimum amount	$1,000,000*

Tax deferred retirement plan other than an IRA
	$500	No minimum amount	$1,000,000*

Disciplined asset allocation platforms**
	$25,000	No minimum amount	$1,000,000*

♦ Certain related accounts may be aggregated at management’s discretion for purposes of meeting the initial minimum investment.

*There is no minimum subsequent investment for Class I shares.

** Disciplined asset allocation platforms are discretionary accounts/programs where investment decisions are made at the firm level.

The first and second sentences of the third paragraph of “Redeeming Your Shares - Redemption Fee” on page 21 are replaced with the following:

Due to certain economies involved, the Fund may waive the redemption fee for certain tax-advantaged retirement plans or certain disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level and shares acquired by reinvestment of dividends or distributions of the Fund. To qualify for the waiver, the tax-advantaged retirement plan and asset allocation platform must be pre-approved by the Fund’s Adviser and Distributor.